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June 28, 1999



Purina Mills, Inc.
1401 South Hanley Road
St. Louis, Missouri 63144

     Re:  Master Procurement Agreement

Gentlemen:

     As you are aware, Purina Mills, Inc. ("Purina") and Koch Nutrient Services (formerly known as Nutrient Supply and Trading), a division of Koch Agriculture Company ("KNS"), have entered into that certain Master Procurement Agreement dated as of March 12, 1998 (the "Agreement").
Section 1.4(b) of the Agreement obligates Purina and KNS to re-negotiate the Discount (as defined in the Agreement) on or before the expiration of the first year of the Agreement, which date is May 1, 1999. Pursuant to letters dated April 30, 1999 and May 25,1999, we mutually agreed to extend that time period until July 1, 1999. Pursuant to our discussions, Purina and KNS have agreed to extend the time period for the negotiation of the new discount until September 1, 1999. It is also understood and agreed by Purina and KNS that any discount that may ultimately be negotiated, if any, would be retroactive back to May 1, 1999.

     Except as otherwise modified by this letter, the Agreement shall remain in full force and effect. In addition, KNS and Purina acknowledge and agree that entering into this letter agreement in no way acts as an admission by either party that they will be able, in good faith, to negotiate a new Discount.

     If the above correctly summarizes your understanding of our agreement on this issue, please have a duly authorized representative of Purina execute this letter in the space provided below and return a duly executed copy of this letter to the undersigned.

                    Very truly yours,

                    KOCH NUTRIENT SERVICES, a division of Koch
                    Agriculture Company


                    By:          /s/ Dave Robertson
                                 ----------------------------
                    Print Name:  Dave Robertson
                    Title:       President


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Purina Mills, Inc.
April 30, 1999
Page 2


AGREED TO AND ACCEPTED this
30th day of June, 1999, by:

PURINA MILLS, INC.


By:          /s/ Arnold E. Sumner
             -----------------------------
Print Name:  Arnold E. Sumner
Title:       President & COO